UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________

FORM 8-K
___________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 24, 2025

Investar Holding Corporation
(Exact name of registrant as specified in its charter)

Louisiana	001-36522	27-1560715
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10500 Coursey Boulevard
Baton Rouge, Louisiana 70816
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (225) 227-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 par value per share	ISTR	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On October 24, 2025, Investar Holding Corporation (the “Company”) held a special meeting of shareholders (the “Special Meeting”) to consider and vote on certain proposals related to the Agreement and Plan of Merger (the “Agreement”) entered into on July 1, 2025 between the Company and Wichita Falls Bancshares, Inc. (“WFB”). Under the Agreement, WFB will merge with and into the Company, with the Company as the surviving corporation.

At the close of business as of September 2, 2025, the record date for shareholders entitled to notice of, and to vote at, the Special Meeting, there were 9,825,883 shares of the Company’s common stock issued and outstanding. The holders of 6,830,691 shares of the Company’s common stock were present in person or represented by proxy at the Special Meeting, constituting a quorum.

The results of the Special Meeting are set forth below. For more information on each of these proposals, see the definitive proxy statement filed by the Company with the U.S. Securities and Exchange Commission on September 23, 2025.

Proposal No. 1: Merger Proposal

To approve the Agreement, dated July 1, 2025, by and between the Company and WFB, as the same may be amended from time to time, and the transactions contemplated by the agreement, including the merger and the issuance of shares of the Company’s common stock as consideration for the merger.

For	Against	Abstain
6,745,993	7,921	76,777

There were no broker non-votes on the proposal.

The Company’s shareholders did not vote on the proposal to adjourn the Special Meeting to solicit additional proxies in favor of the Agreement because such adjournment was not necessary.

Item 8.01 Other Events

On October 30, 2025, the Company issued a press release announcing shareholder and regulatory approvals for the Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	Press release dated October 30, 2025
104	The cover page of Investar Holding Corporation’s Form 8-K is formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTAR HOLDING CORPORATION

Date: October 30, 2025	By:	/s/ John J. D’Angelo
John J. D’Angelo
President and Chief Executive Officer